                                                                   EXHIBIT 10.33

                         REGISTRATION RIGHTS AGREEMENT


     REGISTRATION RIGHTS AGREEMENT ("Agreement") is made as of March 14, 1997, between Coinmach Laundry Corporation, a Delaware corporation (the "Company"), and Atlanta Washer & Dryer Leasing, Inc., a Georgia corporation ("AWDL").
Unless otherwise provided in this Agreement, capitalized terms used herein shall have the meanings set forth in paragraph 6 hereof.

     The parties hereto agree as follows:

     1.  Piggyback Registrations.
         ------------------------

     (a) Right to Piggyback.  Whenever the Company proposes to register any of
         ------------------
its Common Stock under the Securities Act in a secondary registration on behalf of holders of the Common Stock and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company shall give prompt written notice to all holders of AWDL Registrable Securities of its intention to effect such a registration and shall include in such registration all AWDL Registrable Securities with respect to which the Company has received written requests for inclusion therein within 10 days after the receipt of the Company's notice.

     (b) Piggyback Expenses.  The Registration Expenses of the holders of AWDL
         ------------------
Registrable Securities shall be paid by the Company in all Piggyback Registrations.

     (c) Priority on Piggyback Registrations.  If the Company (in the case of a
         ------------------------------------
registered offering not involving an underwriting) or the managing underwriter or underwriters (in the case of a registered underwritten offering) shall reasonably determine that the number or kind of securities requested to be included in a Piggyback Registration exceeds the number which can be sold in such offering without adversely affecting the Company or the marketability or success of the offering, the Company shall include in such registration (y) first, the securities requested to be included therein by the holder or holders initially requesting such registration (in the case of a registration undertaken by the Company at the demand of one or more holders of Common Stock), and (z) second, to the extent not included in the immediately preceding clause (y), the GTCR Registrable Securities, Executive Registrable Securities, Investor Registrable Securities, AWDL Registrable Securities and any other securities of the Company requested to be included in such registration, in each instance, which in the opinion of the Company or such underwriters, as the case may be, can be sold without adversely affecting the Company or the marketability or success of the offering, pro rata among the holders thereof on the basis of the number of shares requested to be included in such registration by each such holder.
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     (d) Underwriting; Selection of Underwriters.  In the event of a registered
         ----------------------------------------
public offering involving an underwriting with respect to which the Company has given notice pursuant to paragraph 1(a) above, the right of any holder of AWDL Registrable Securities to registration pursuant to this Agreement shall be conditioned upon such holder's participation in such underwriting and the inclusion of AWDL Registrable Securities in the underwriting to the extent provided herein. All holders of AWDL Registrable Securities, if proposing to distribute their securities through such underwriting, shall (together with the Company and the other holders of Registrable Securities distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected for such underwriting. The selection of investment banker(s) and manager(s) in connection with any Piggyback Registration that is an underwritten offering must be approved by the holders of a majority of the GTCR Registrable Securities, Executive Registrable Securities and Investor Registrable Securities included in such Piggyback Registration.

     (e) Other Registrations.  If the Company has previously filed a
         --------------------
registration statement with respect to Registrable Securities, and if such previous registration has not been withdrawn or abandoned, the Company shall not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 180 days has elapsed from the effective date of such previous registration.

     2.  Holdback Agreements.
         --------------------

     (a) Each holder of Registrable Securities shall not effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 180-day period beginning on the effective date of any underwritten Piggyback Registration (except as part of such underwritten registration), unless the underwriter or underwriters managing the registered public offering otherwise agree.

     (b) The Company shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 180-day period beginning on the effective date of any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form), unless the underwriter or underwriters managing the registered public offering otherwise agree.

     3.  Registration Expenses.
         ----------------------

     (a) All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), shall be borne by the Company, and the Company shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASD automated quotation system.

     (b) In connection with each Piggyback Registration, each holder of AWDL Registrable Securities included in such registration shall be responsible for the reasonable fees and disbursements of its counsel.

     4.  Indemnification.
         ----------------

     (a) The Company agrees to indemnify, to the extent permitted by law, each holder of AWDL Registrable Securities, its officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of AWDL Registrable Securities.

     (b) In connection with any registration statement in which a holder of AWDL Registrable Securities is participating, each such holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder.

     (c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

     (d) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason.

     5.  Participation in Underwritten Registrations.  No Person may participate
         --------------------------------------------
in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements, and (iii) completes and executes any other documents reasonably required.

     6.   Definitions.
          ------------

     "AWDL Registrable Securities" means, irrespective of which Person actually
      ---------------------------
holds such securities, (i) any shares of Common Stock acquired as of the date hereof by AWDL, (ii) any shares of Common Stock acquired hereafter by AWDL, and
(iii) any capital stock of the Company issued or issuable with respect to the securities referred to in clauses (i) or (ii) above by way of a stock dividend, stock split, conversion or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular AWDL Registrable Securities, such securities will cease to be AWDL Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 (or any similar rule then in force) under the Securities Act. For purposes of this Agreement, a Person will be deemed to be a holder of AWDL Registrable Securities whenever such Person has the right to acquire such AWDL Registrable Securities (upon conversion, or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

     "Common Stock" means the Class A Common Stock, par value $.01 per share,
      ------------
and Class B Common Stock, par value $.01 per share, of the Company and any other class of the common stock of the Company hereafter outstanding.

     "Executive" means any of Mitchell Blatt, Robert M. Doyle, Michael Stanky
      ---------
and MCS Capital, Inc.

     "Executive Registrable Securities" means, irrespective of which Person
      --------------------------------
actually holds such securities, (i) any shares of Common Stock acquired as of the date hereof by the Executives (ii) any shares of Common Stock acquired hereafter by the Executives or any executive employee of the Company or its Subsidiaries who becomes a party to this Agreement, and (iii) any capital stock of the Company issued or issuable with respect to the securities referred to in clauses (i) or (ii) above by way of a stock dividend, stock split, conversion or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Executive Registrable Securities, such securities will cease to be Executive Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 (or any similar rule then in force) under the Securities Act. For purposes of this Agreement, a Person will be deemed to be a holder of Executive Registrable Securities whenever such Person has the right to acquire such Executive Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

     "GTCR" means Golder, Thoma, Cressey, Rauner Fund IV, L.P., a Delaware
      ----
limited partnership.

     "GTCR Registrable Securities" means, irrespective of which Person actually
      ---------------------------
holds such securities, (i) any shares of Common Stock acquired as of or prior to the date hereof by GTCR, (ii) any shares of Common Stock acquired hereafter by GTCR, and (iii) any capital stock of the Company issued or issuable with respect to the securities referred to in clauses (i) or (ii) above by way of a stock dividend, stock split, conversion or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular GTCR Registrable Securities, such securities will cease to be GTCR Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 (or any similar rule then in force) under the Securities Act. For purposes of this Agreement, a Person will be deemed to be a holder of GTCR Registrable Securities whenever such Person has the right to acquire such GTCR Registrable Securities (upon conversion, or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

     "Investor" means Heller Financial, Inc., Jackson National Life Insurance
      --------
Company, James N. Chapman, Michael E. Marrus and President and Fellows of Harvard College.

     "Investor Registrable Securities" means, irrespective of which Person
      -------------------------------
actually holds such securities, (i) any shares of Common Stock acquired as of the date hereof by any Investor, (ii) any shares of Common Stock acquired hereafter by any Investor, and (iii) any capital stock of the Company issued or issuable with respect to the securities referred to in clauses (i) or (ii) above by way of a stock dividend, stock split, conversion or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Investor Registrable Securities, such securities will cease to be Investor Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 (or any similar rule then in force) under the Securities Act. For purposes of this Agreement, a Person will be deemed to be a holder of Investor Registrable Securities whenever such Person has the right to acquire such Investor Registrable Securities (upon conversion, or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

     "Person" means an individual, a partnership, a joint venture, a
      ------
corporation, a trust, a limited liability company, an unincorporated organization or a government or any department or agency thereof.

     "Registrable Securities" means, collectively, the Executive Registrable
      ----------------------
Securities, the GTCR Registrable Securities, the Investor Registrable Securities and the AWDL Registrable Securities.

     "Securities Act" means the Securities Act of 1933, as amended.
      --------------

     "Securities Exchange Act" means the Securities Exchange Act of 1934, as
      -----------------------
amended.

     8.  Miscellaneous.
         --------------

     (a) Remedies.  Any Person having rights under any provision of this
         --------
Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

     (b) Amendments and Waivers.  Except as otherwise provided herein, the
         ----------------------
provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and holders of a majority of the AWDL Registrable Securities; provided, however, that no such amendment or waiver shall materially and adversely affect the rights hereunder of any of the parties hereto without the prior written approval of such party.

     (c) Successors and Assigns.  All covenants and agreements in this Agreement
         ----------------------
by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of AWDL Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of AWDL Registrable Securities.

     (d) Severability.  Whenever possible, each provision of this Agreement
         ------------
shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

     (e) Counterparts.  This Agreement may be executed simultaneously in two or
         ------------
more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

     (f) Descriptive Headings.  The descriptive headings of this Agreement are
         --------------------
inserted for convenience only and do not constitute a part of this Agreement.

     (g) Governing Law.  All issues and questions concerning the construction,
         -------------
validity, interpretation and enforcement of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the

State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

     (h) Notices.  All notices, demands or other communications to be given or
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delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to each holder of AWDL Registrable Securities at the address indicated by the Company's records and to the Company at the address indicated below:

     If to the Company, to:

     Coinmach Laundry Corporation
     55 Lumber Road
     Roslyn, NY  11576
     Attention:  Robert M. Doyle
     Senior Vice President

     with a copy, which will not constitute notice to the Company, to:

     Anderson Kill & Olick, P.C.
     1251 Avenue of the Americas
     New York, NY 10020
     Attention: Ronald S. Brody, Esq.

     If to AWDL, to:

     Mr. R. Lee Pritchard
     5195 Lake Forrest Drive
     Atlanta, Georgia  30342

     and

     Mr. Angus K. Hill
     615 Longwood Drive
     Atlanta, Georgia  30305

     With a copy to:

     Alston & Bird, LLP
     One Atlantic Center
     1201 W. Peachtree Street
     Atlanta, Georgia  30309
     Attention:  Robert O. Ball III, Esq.


or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                     COINMACH LAUNDRY CORPORATION



                                     By:  /s/ STEPHEN R. KERRIGAN
                                         ---------------------------------
                                         Name:  Stephen R. Kerrigan
                                         Title: Chief Executive Officer



                                     ATLANTA WASHER & DRYER
                                     LEASING, INC.



                                     By:  /s/ R. LEE PRITCHARD
                                         ---------------------------------
                                         Name:  R. Lee Pritchard
                                         Title: President